SELIGMAN NEW TECHNOLOGIES FUND II
                                                                   Symbol: XSNTX

                                             Fund Fact Sheet as of June 30, 2002
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Fund Objective

The Fund seeks long-term capital appreciation by investing in companies considered by Seligman to rely significantly on technological events or advances in their product development, production, or operations. The Fund seeks to identify and invest in companies that will bring us tomorrow's technologies, including private companies typically not available to the general public.

Inception Date: June 22, 2000

Per-Share Net Asset Value as of 6/30/02: $5.53

Average Annual Returns

                                        Without           With
                                     Sales Charges    Sales Charges

1 Year                                  (61.19)%         (63.21)%
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Since Inception                         (51.31)          (52.58)
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Market Overview

Recent accounting scandals involving major American companies, along with global economic issues such as upheaval in Argentina, are contributing to the continued short-term negative outlook for the equity markets. On top of this, we expect more earnings disappointments between now and mid-August as the earnings season gets into full swing. In this environment, we believe Tech spending will continue to be muted, most notably in the four sectors that make up the overwhelming majority of global technology purchases -- telecom, financial services, manufacturing, and retail. Longer-term, we anticipate a late-year recovery propelled by what we believe will be a potential budget flush among global governments and companies in December. Additionally, the IT spending backlog remains high, suggesting pent-up demand for new projects and capital spending.

Despite the near-term outlook, we remain confident that Technology will regain its stature as a main driver of the global economy, possibly as early as 2003. In the meantime, in this difficult operating environment, we will continue to focus on downside protection by 1) emphasizing late-stage private companies in the portfolio, 2) focusing on companies that we believe are more assured of reaching profitability with their current cash balances, and 3) by seeking to ensure that the liquidity terms attached to the preferred stock in which we typically invest remain favorable.

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For the periods ended 6/30/02. Past performance is no guarantee of future results. Return figures assume the reinvestment of all dividends and distributions. Returns are calculated without and with the effect of the initial 5.2% maximum sales charge. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. In addition, an investment in the Fund involves investment risks, including the possible loss of principal.

Seligman New Technologies Fund II is closed to new investment. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and may not be so construed.

The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, technology stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's prospectus for more information about risk.

Fund Holdings
as a percentage of net assets

[THE FOLLOWING INFORMATION WAS REPRESENTED IN A PIE CHART]

Venture Capital 41.3%
Cash/Short-Term Securities 3.2%
Public Companies 55.5%

Venture Capital Sectors

                                     Percent of Net Assets

Digital Enabling Technologies               27.4%
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Other                                        6.2
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Broadband and Fiber Optics                   4.9
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Enterprise Business Infrastructure           1.9
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Wireless                                     0.6
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Internet Business-to-Consumer                0.3
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Public Top Sectors

                                     Percent of Net Assets

Software                                    15.5%
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Media                                       13.8
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Semiconductor Equipment
  and Products                               9.1
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Telecommunications Services                  8.9
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Communications Equipment                     6.5
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Top Public Holdings

Represents 43.3% of net assets

Magma Design Automation
Software
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AOL Time Warner
Media
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American Tower
Telecommunication Services
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Crown Castle International
Telecommunication Services
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printCafe
Software
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USA Interactive
Media
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Clear Channel Communications
Media
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Texas Instruments
Semiconductor Equipment and Products
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JDS Uniphase
Communications Equipment
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Viacom
Media
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Top Venture Capital Holdings

Represents 32.4% of net assets

Epicentric
Digital Enabling Technologies
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Acta Technology
Digital Enabling Technologies
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TruSecure
Digital Enabling Technologies
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Blue Pumpkin Software
Digital Enabling Technologies
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Iolon
Broadband and Fiber Optics
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MarketSoft
Digital Enabling Technologies
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GMP Companies
Other
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Far Blue
Other
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Asia Internet Capital Venture
Other
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Allegis
Enterprise Business Infrastructure
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      The Fund is actively managed and its holdings are subject to change.

The views and opinions expressed are those of J. & W. Seligman & Co. Incorporated, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

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EQNTFII8 6/02                             Distributed by Seligman Advisors, Inc.